UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): March 12, 2007

                 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)


          Delaware                  000-51446             02-0636095
   (State of Incorporation)      (Commission File       (IRS employer
                                      Number)        identification no.)


             121 South 17th Street
               Mattoon, Illinois                     61938-3987
   (Address of principal executive offices)          (Zip code)


     Registrant's telephone number, including area code: (217) 235-3311

                               NOT APPLICABLE
        (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








   ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

   Executive Long-Term Incentive Program
   -------------------------------------

   On March 12, 2007, the Compensation Committee of the Board of Directors of Consolidated Communications Holdings, Inc. (the "Company") adopted and made initial awards under a revised Executive Long-Term Incentive Program, which provides a methodology for determining the amount of stock awards made to senior executives under the Company's 2005 Long-Term Incentive Plan (the "2005 LTIP"). A copy of the Executive Long-Term Incentive Program, as revised March 12, 2007 to replace the Executive Long-Term Incentive Program adopted on February 20, 2007, is filed with this Current Report as
   Exhibit 10.1 and incorporated herein by this reference.

   The program is intended to provide eligible executives with long-term incentive compensation at or near the 50th percentile of such compensation paid to executives holding comparable job positions at the companies within the Company's custom comparator group. Half of this value is paid to the executive in an award of restricted shares and half is paid to the executive in an award of performance shares.

   The restricted shares vest as determined by the Committee for each executive at the time of grant. The performance shares entitle the executive to receive an award of restricted shares in the next subsequent year if certain goals based on current year Company performance are attained. Attainment of the goals at the target levels will result in the target number of performance shares awarded as restricted shares, and attainment of the goals at above or below the target levels will result in an increased or decreased number of restricted shares awarded. The restricted shares awarded pursuant to the performance shares also vest as determined by the Committee for each executive at the time of grant.

   Except for the grants described in the next sentence, in determining the number of shares subject to the awards, restricted shares are valued at the fair market value of the common stock on the date of grant, and performance shares are valued by applying a discount to the fair market value of the common stock on the date of grant, which is intended to reflect the risk of attaining performance goal results at below the target levels (the discount for 2007 is 10%). The Compensation Committee made grant awards on March 12, 2007, which were made pursuant to the program's methodology described above, except that the long-term equity incentive compensation levels and the fair market value were based on November 2006 data (with the fair market value based on the average of the closing price of the shares for the month of November), which reflects the data available when the Compensation Committee initially determined to use this methodology.







   An award of 55,673 restricted shares and 20,619 performance shares was made to Robert J. Currey. Awards to the other named executive officers are set forth in the Executive Long-Term Incentive Program.

   The Committee previously approved the 2007 performance goals under the Executive Long-Term Incentive Program, which are the same as the criteria established under the Company's Bonus Plan, as described below in this Current Report under the caption "Approval of 2007 Performance Goals under the Bonus Plan."

   A form of Performance Stock Grant Certificate to be used for awards pursuant to the 2005 LTIP, as previously approved by the Committee, is filed with this Current Report as Exhibit 10.2 and incorporated herein by this reference.

   A form of Restricted Stock Grant Certificate to be used for awards pursuant to the 2005 LTIP, as previously approved by the Committee, is filed with this Current Report as Exhibit 10.3 and incorporated herein by this reference.

   Approval of Restricted Stock Grant Certificate for Directors
   ------------------------------------------------------------

   A form of Restricted Stock Grant Certificate with respect to grants of the Company's restricted stock to each of its directors who satisfies the independence requirements of the Securities and Exchange Commission and The Nasdaq Stock Market, Inc., to be used for awards pursuant to the 2005 LTIP, as approved by the Committee on March 12, 2007, is filed with this Current Report as Exhibit 10.4 and incorporated herein by this reference.

   Approval of 2007 Performance Goals under the Bonus Plan
   -------------------------------------------------------

   The Company maintains the Consolidated Communications Holdings, Inc. Bonus Plan, a description of which is filed with this Current Report as Exhibit 10.5 and incorporated herein by this reference. On March 12, 2007, the Compensation Committee approved the 2007 performance goals under the Bonus Plan for senior management, including all of the Company's named executive officers, which are based on the following business criteria: (i) 90% of the target bonus payment will be based on corporate performance goals of earnings before interest, taxes, depreciation and amortization (EBITDA), dividend payout ratio, and broadband subscriber net additions; and (ii) 10% of the target bonus payment will be based on individual goals to be achieved by the senior management group as a team.

   ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (d)  EXHIBITS.

   Exhibit No.    Description
   -----------    -----------
   10.1           Executive Long-Term Incentive Program, as revised
                  March 12, 2007.
   10.2           Form of 2005 Long-Term Incentive Plan Performance Stock







                  Grant Certificate.
   10.3           Form of 2005 Long-Term Incentive Plan Restricted Stock
                  Grant Certificate.
   10.4 Form of 2005 Long-Term Incentive Plan Restricted Stock Grant Certificate for Directors.
   10.5           Description of the Consolidated Communications
                  Holdings, Inc. Bonus Plan.




                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



   Date: March 16, 2007
                            Consolidated Communications Holdings, Inc.




                            By:  /s/ Steven L. Childers
                                 --------------------------------------
                                 Name: Steven L. Childers
                                 Title: Chief Financial Officer







                                EXHIBIT INDEX



   Exhibit No.    Description
   -----------    -----------
   10.1           Executive Long-Term Incentive Program, as revised
                  March 12, 2007.
   10.2           Form of 2005 Long-Term Incentive Plan Performance Stock
                  Grant Certificate.
   10.3           Form of 2005 Long-Term Incentive Plan Restricted Stock
                  Grant Certificate.
   10.4           Form of 2005 Long-Term Incentive Plan Restricted Stock
                  Grant Certificate for Directors.
   10.5           Description of the Consolidated Communications
                  Holdings, Inc. Bonus Plan.